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                                                                   EXHIBIT 17(B)

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 11, 1980

                                                        REGISTRATION NO. 2-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-1

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/
               PRE-EFFECTIVE AMENDMENT NO. ------------                 / /
              POST-EFFECTIVE AMENDMENT NO. ------------                 / /
                                AND/OR
   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/
                      AMENDMENT NO. ------------                        / /
                   (Check appropriate box or boxes)

                            ------------------------

                     CHANCELLOR HIGH YIELD MUNICIPALS, INC.
              (Exact name of reigistrant as specified in charter)

           100 GOLD STREET                            10038
          NEW YORK, NEW YORK                        (Zip Code)
   (Address of Principal Executive
               Offices)

       Registrant's Telephone Number, including Area Code (212) 791-7123

                              ROBERT H. WADSWORTH
                                100 GOLD STREET
                            NEW YORK, NEW YORK 10038
                    (Name and Address of Agent for Service)

                                    COPY TO:
                         JOHN E. BAUMGARDNER, JR, ESQ.
                              SULLIVAN & CROMWELL
                                125 BROAD STREET
                           NEW YORK, NEW YORK, 10004

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
                            ------------------------

    PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HEREBY ELECTS TO REGISTER AN INDEFINITE NUMBER OF SHARES OF ITS COMMON STOCK, PAR VALUE $.01 PER SHARE. THE AMOUNT OF THE REGISTRATION FEE IS $500.00.
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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